[LOGO OF EATON VANCE                                   [PHOTO APPEARS HERE]
 APPEARS HERE]

                         Annual Report August 31, 1997



                                       EV

                                    MARATHON
[PHOTO APPEARS HERE]
                                GREATER CHINA

                                  GROWTH FUND




                                  EATON VANCE
                     GLOBAL MANAGEMENT-GLOBAL DISTRIBUTION




[PHOTO APPEARS HERE]

EV Marathon Greater China Growth Fund as of August 31, 1997

LETTER TO SHAREHOLDERS

[PHOTO OF JAMES B. HAWKES, PRESIDENT APPEARS HERE]

EV Marathon Greater China Growth Fund had a total return of 30.2% for the year ended August 31, 1997. That return was the result of a rise in net asset value per share from $12.45 on August 31, 1996 to $16.13 on August 31, 1997, and the reinvestment of $0.06 in dividends.1 By comparison, the Peregrine Asia 100 Index
- an index composed of China region common stocks - had a return of - 7.2%./2/

The past year was an extremely volatile period for the China region markets. That volatility increased in the weeks following the end of the Fund's fiscal year as currency crises swept through Malaysia, Thailand, and Indonesia. While the excellent long-term growth prospects have improved even further due to Hong Kong's hand-over to China, market volatility and currency concerns were also felt strongly in Hong Kong.

Hong Kong and China reach a historic moment of unity...

On July 1, 1997, political jurisdiction over Hong Kong was officially transferred from Great Britain to China. The long-awaited handover was greeted enthusiastically by investors and local business interests alike. Moreover, the absorption of Hong Kong gives China an infusion of valuable financial and business acumen. For Hong Kong-based companies, reunification opens vast new markets on China's mainland. Naturally, there remain concerns about continued political tolerance in democratic Hong Kong. But China has vowed to preserve Hong Kong's unique status while leveraging its vitality to expand economic growth.


"Reform is the inevitable road for China..." - Jiang Zemin

The year also marked the passing of Deng Xiaoping, the architect of China's modern economy. Deng's successor, Jiang Zemin, has indicated his desire to continue along the path of reform. During the recently-ended Fifteenth Chinese Communist Party Congress, Jiang dedicated the Party to expanding economic growth throughout mainland China. Among the Party proposals was a call to privatize the remaining state-owned industries. That new resolve -- together with the reunion with Hong Kong -- should add further momentum to China's growth. We believe that the recent volatility in the region will pass, and that the shareholders of EV Marathon Greater China Growth Fund will continue to share in that growth.

                                       Sincerely,

                                       /s/ James B. Hawkes

                                       James B. Hawkes
                                       President
                                       October 9, 1997

--------------------------------------------------------------------------------
    Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Fund Information
as of August 31, 1997

Performance/3/
--------------------------------------------------------------------------------


Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One year                                                                   30.2%
Life of Fund (6/7/93)                                                      12.3


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One year                                                                   25.2%
Life of Fund (6/7/93)                                                      12.0


Ten Largest Holdings4 By total net assets
--------------------------------------------------------------------------------
HSBC Holdings                                                               7.4%
China Merchants Holdings                                                    6.3
Cheung Kong Holdings                                                        5.9
Hutchison Whampoa                                                           5.9
China Resources                                                             5.0
China Everbright                                                            4.4
New World Development                                                       3.9
Shanghai Industrial Holdings                                                3.3
Hang Seng Bank                                                              2.1
Nan Ya Plastic                                                              2.1

/1/ This return does not reflect the Fund's contingent deferred sales charge(CDSC).
/2/ It is not possible to invest directly in the Index.
/3/ Average annual total returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC average annual returns reflect applicable CDSC on following schedule: 5% - 1st year; 5% - 2nd year; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.
/4/ Ten largest holdings account for 46.3% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EV Marathon Greater China Growth Fund as of August 31, 1997

MANAGEMENT DISCUSSION

[PHOTO OF ADALINE M. KO, PORTFOLIO MANAGER APPEARS HERE]

An interview with Adaline M. Ko, Director, Lloyd George Management, and investment advisor to the Greater China Growth Portfolio.

Q: Adaline, the Fund posted very strong performance during the fiscal year. To what do you attribute the Fund's showing?

A: The Fund benefited primarily from its strong commitment to the Hong Kong market, as well as from stock-picking that emphasized earnings momentum. Following a year of uncertainty, the mood of investors in the China region has changed markedly for the better, aided by the naming of a new Chief Executive for Hong Kong, the easy passage to the post-Deng era, and of course, the warm reception of investors to the handover.

   I believe that the volatility that has characterized the Hong Kong market in recent weeks is a temporary hurdle tied to the region's currency fluctuations. In my view, the long-term potential of the Hong Kong-China alliance is still likely to produce impressive economic momentum in coming years.

Q: Is Hong Kong still the largest weighting in the Portfolio?

A: We increased our commitment in Hong Kong to 79.3% of the Portfolio since our last report, from 45.9% a year ago. Hong Kong has been the natural gateway for investment in China, and now that a peaceful handover has occurred, Hong Kong is poised to grow further in importance. Hong Kong's Hang Seng Index rose 31.9% in the year ended August 31./1/

   Hong Kong has traditionally been viewed as a gateway to China. And with China having eased its credit restrictions, Hong Kong companies should see a pick-up in business, especially in the sale of consumer goods and revival of infrastructure projects that had been delayed by the credit squeeze. From a valuation standpoint, Hong Kong sells for approximately 12 times earnings. That makes Hong Kong one of the most undervalued of the global markets, despite its strong performance during the fiscal year.

Q: What were some of the Fund's best performing stocks?

A: The Portfolio focused its largest investments predominantly on Hong Kong-based blue chip companies. Among the larger investments, HSBC Holdings, the parent of Hong Kong &


--------------------------------------------------------------------------------

Five Largest Industry Positions/2/
--------------------------------------------------------------------------------
By total net assets

[BAR GRAPH APPEARS HERE]

Diversified Trading Companies                                              29.9%
Property                                                                   19.1%
Financial                                                                  13.8%
Transportation                                                              9.0%
Manufacturing                                                               9.0%

Regional Distribution/2/
--------------------------------------------------------------------------------
By total investments

[PIE CHART APPEARS HERE]

Hong Kong                                                                  80.2%
Taiwan                                                                      8.1%
Singapore                                                                   3.5%
Other                                                                       2.7%
Malaysia                                                                    2.4%
Korea                                                                       2.0%
Thailand                                                                    1.1%

/1/ it is not possible to invest directly in the Index.
/2/ Five largest sectors account for 76.0% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Industry weightings and regional distribution are subject to change.

EV Marathon Greater China Growth  Fund as of August 31, 1997

MANAGEMENT DISCUSSION CONT'D

[PHOTO OF HONG KONG APPEARS HERE]

Union with Hong Kong puts China in Third Gear.
A new study shows that China is moving into the front ranks of the global economies. If the U.S. continues its 3% growth rate and China grows by 7% annually - less than its post-1978 rate - China will overtake the U.S. by 2020.

Source: Australia Dept of Foreign Affairs and Trade


Shanghai Bank, has risen more than 53% in 1997 alone. HSBC has avoided the credit problems that have befallen many other banks in the region. The bank continues to build stature as the premier lending institution in Hong Kong and provides a growing network between China and other global regions.

New World Development is another successful core holding. The giant property company is one of the largest investors in China, with $1.2 billion in China projects, including hotels, power stations, roads, bridges, and an airport. Recently, New World announced plans to invest an additional $400 million in low-cost residential apartments and prime commercial office developments in major cities like Beijing, Wuhan, and Guangzhou.

Another core blue chip holding, Cheung Kong Holdings, rose more than 24%. Cheung Kong is Hong Kong's largest developer of residential properties and also operates container terminals. The company also owns 40% of Hutchi-son Whampoa, a leading trading company.

Q: Did the Portfolio have any investments in "red chip" companies?

A: Yes. Red chips - China-controlled companies that are traded on the Hong Kong exchange - have accounted for an ever-increasing percentage of Hong Kong's market volume in the past year. However, while they represent attractive long-term opportunities, we have remained very selective. We have restricted the Portfolio's red chip investments to companies that we deem to have the very highest quality management and especially sound long-term growth potential. Two such companies were China Overseas Land & Investment and Ng Fund Hong Ltd.

   China Overseas is controlled by the China Ministry of Construction and is among the largest construction companies in Hong Kong. In addition to its Hong Kong-based projects, China Overseas has developed properties in major cities on the mainland. The company has low debt levels, trades at a modest price-earnings multiple, and is well-positioned to identify worthwhile projects and negotiate good terms.

   Ng Fung Hong is a food distributor and supermarket operator. The company has operated in Hong Kong for over 30 years and currently has a 30% market share of the frozen meat market. Ng Fung has purchased stores from its parent company, China Resources, and is expected to expand its chain to 300 stores in Hong Kong and China by the year 2000.

Q: Where did you focus your investments outside of Hong Kong?

A: Taiwan (8%) was our largest commitment outside of Hong Kong. The Taiwan economic picture has slowly showed signs of improvement, and the Taipei market responded, up 47.4% during the year ended August 31.

EV Marathon Greater China Growth Fund as of August 31, 1997

MANAGEMENT DISCUSSION CONT'D

   Exports grew across the board during the summer months, with strong demand enjoyed by the electronics, chemical, and machinery sectors. Imports, meanwhile, were also growing sharply, but the sharp rise in raw material and machinery imports was interpreted as a sign that the economy is accelerating. Despite the robust performance in the Taiwan market, low interest rates and good earnings growth suggest that the market is still attractive for investors. The country is also benefiting from its improving relations with China.

Q: Could you give an example of a Taiwan-based investment?

A: Yes. Nan Ya Plastics is a blue chip Taiwan company and a long-time holding of the Portfolio. Na Ya is a conglomerate with a wide array of business interests, including plastics, polyesters, and electronics. In its polyester business, the company has increased its plant capacity to meet growing demand. Through its Na Ya Technology subsidiary, the company also manufactures DRAMs, dynamic access memory chips. While the pricing of DRAMs has been weak in the past year, Na Ya is a leader in the large Taiwan memory chip industry. The company has raised its production capacity and improved the yield rate of its memory products, and stands to be a major beneficiary when chip pricing improves.

Q: Were there any countries in which you trimmed your exposure?

A: Yes. Interestingly, while the climate in Hong Kong and China was improving, the mood in some other markets was less upbeat. While we fully expect that the rapid growth of China will have a positive effect on the entire region in coming years, countries like Malaysia, Thailand and Korea have been beset by recent problems that have threatened their near-term economic growth and frustrated investors.

   We significantly reduced our investments in Thailand from over 9% a year ago to around 1% at August 31. The country has suffered from a growing current account deficit, a rise in consumer inflation from 4% to 9%, and a sharp decline in estimates of GDP growth.

   Similarly, we reduced our exposure to Malaysia. Although the economic fundamentals are still quite strong in Malaysia, concerns over the currency crisis have caused investors to reconsider their Malaysian commitments.

   Investing in those countries must therefore be highly selective. One of the Portfolio's Malaysian holdings is Sime Darby Berhad, a conglomerate with business interests in financial services, plantations, chemical production, and industrial products. The company saw profits rise sharply in 1996 and it remains an economic force in Malaysia. The company's Sime Bank subsidiary has been a powerful financial presence in Malaysia and an important link to other Asian financial markets.

Q: You mentioned the warm reception given to the choice of a new Chief Executive in Hong Kong. What is the significance of that move?

A: The Selection Committee's choice of Tung Chee-hwa was important from both a practical and a psychological standpoint. Early in his career, Mr. Tung worked for General Electric Company in the U.S. More recently, he ran his family's global shipping company and has developed strong business ties on the mainland. With a clearly pro-business stance and a prudent management style, he has gained the confidence of the Hong Kong business and financial community in Hong Kong and China. Moreover, he is viewed as someone who will steer a steady course on Hong Kong's key economic issues. With his selection and the turnover now completed, the markets are likely to focus less on hurdles and more on fundamentals and opportunities.

Q: How is mainland China's economy faring in this momentous year?

A: In response to the government's inflation-fighting efforts, China's economy expanded at its slowest rate in five years in 1996, 9.7%, and is aiming for 8% in 1997. That is good news for investors because it suggests that China will be able to sustain a strong level of economic growth while keeping the danger of inflation at

EV Marathon Greater China Growth Fund as of August 31, 1997

MANAGEMENT DISCUSSION CONT'D


   bay. Inflation measured a manageable 6% in 1996, down from 14% in 1995, and a record 21.7% in 1994. The government's goal remains to encourage steady growth while avoiding the boom-and-bust cycles that have plagued the economy in the past.

Q: Adaline, this has clearly been a remarkable year for Hong Kong and China.
   What is your outlook for the markets?

A: Over the long-term, I'm very optimistic about the union of China and Hong
   Kong. I believe their new relationship should have a favorable effect on the mainland economy and provide a boost to corporate earnings. However, over the near-term, we must navigate through this current volatility. The markets were in a state of euphoria earlier in the year, but more recently, currency and political concerns have taken a severe toll. While that is understandably unnerving to investors, I believe the key is to focus on the longer-term.

   Importantly, the soft landing of the Chinese economy and the slowing of inflation has allowed an easing of credit restrictions by the Chinese central bank. That is likely to spark an upturn for the country. We have already seen an upturn within the property and retail sectors.

   Of course, past trends do not guarantee future results. And, naturally, there are risks with any foreign investment, especially when there are major political changes afoot. But Hong Kong and China complement each other very well. I believe that their partnership is likely to produce enormous advantages and a bright future for both parties.

[LINE GRAPH APPEARS HERE]


Performance+
--------------------------------------------------------------------------------


Average Annual Total Returns (At Net Asset Value)
--------------------------------------------------------------------------------
One year                                                                   30.2%
Life of Fund                                                               12.3
Value at 8/31/97                                                        $16,537


SEC Average Annual Total Returns (Including Applicable CDSC)
--------------------------------------------------------------------------------
One year                                                                   25.2%
Life of Fund                                                               12.0
Value at 8/31/97                                                        $16,337

* Past performance is no guarantee of future results. Investment return and principal will fluctuate so that shares, when redeemed, are worth more or less their original cost. Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 6/7/93. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. It is not possible to invest directly in an index.

  The performance chart above compares the Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Peregrine Asia 100 Index, a broad-based, widely recognized, unmanaged index of 100 common stocks traded in the China region.

  The bold colored line on the chart represents the Fund's performance at net asset value. The Fund's total return figure reflects fund expenses and portfolio transaction costs and assumes reinvestment of income dividends and capital gain distributions. The black line represents the performance of the Peregrine Asia 100 Index. In contrast to the Fund, whose investment focus is targeted toward selected growth stocks with specific characteristics, the stocks in the Index represent a diversified portfolio spanning all sectors of the economy. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

**This figure reflects the Fund's maximum applicable contingent deferred sales charge (CDSC) deducted at redemption as follows: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; and 1% - 6th year.

+ Returns are calculated by determining the percentage change in net asset value
  (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC deducted at redemption according to above schedule.

EV Marathon Greater China Growth Fund as of August 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of August 31, 1997
Assets
--------------------------------------------------------------------------------
Investment in Greater China Growth Portfolio, at value
    (Note 1A) (identified cost, $200,177,783)                     $299,037,825
Receivable for Fund shares sold                                        270,272
Deferred organization expenses (Note 1E)                                 7,569
--------------------------------------------------------------------------------
Total assets                                                      $299,315,666
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                  $  2,550,322
Accrued expenses                                                       178,863
--------------------------------------------------------------------------------
Total liabilities                                                 $  2,729,185
--------------------------------------------------------------------------------
Net Assets for 18,389,645 shares of beneficial interest
    outstanding                                                   $296,586,481
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                   $214,733,550
Accumulated net realized loss on investments (computed on
    basis of identified cost)                                      (12,025,168)
Accumulated distributions in excess of net
    investment income                                               (4,981,943)
Net unrealized appreciation of investments (computed on
    the basis of identified cost)                                   98,860,042
--------------------------------------------------------------------------------
Total                                                             $296,586,481
--------------------------------------------------------------------------------


Net Asset Value, Offering and
Redemption Price Per Share (Note 6)
--------------------------------------------------------------------------------
($296,586,481 / 18,389,645 shares of
    beneficial interest outstanding)                              $      16.13
--------------------------------------------------------------------------------


Statement of Operations

For the Year Ended
August 31, 1997
Investment Income (Note 1B)
--------------------------------------------------------------------------------
Dividend income allocated from Portfolio
    (net of foreign taxes, $325,180)                              $  5,424,541
Interest income allocated from Portfolio                                26,490
Expenses allocated from Portfolio                                   (3,362,307)
--------------------------------------------------------------------------------
Total investment income from Portfolio                            $  2,088,724
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Management fee (Note 3)                                           $    722,858
Compensation of Trustees not members of the
    Administrator's organization (Note 3)                                2,749
Distribution and service fees (Note 5)                               2,826,885
Transfer and dividend disbursing agent fees                            302,991
Printing and postage                                                   194,781
Custodian fee                                                           42,204
Legal and accounting services                                           22,836
Registration fees                                                       26,434
Amortization of organization expenses (Note 1E)                          9,786
Miscellaneous                                                           91,691
--------------------------------------------------------------------------------
Total expenses                                                    $  4,243,215
--------------------------------------------------------------------------------


Net investment loss                                               $ (2,154,491)
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)               $ 16,899,229
    Foreign currency and forward foreign currency
        exchange contract transactions                                (337,455)
--------------------------------------------------------------------------------
Net realized gain on investment transactions                      $ 16,561,774
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investment transactions                                       $ 62,008,498
    Foreign currency and forward foreign currency
        exchange contract transactions                                  (1,384)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
    of investments                                                $ 62,007,114
--------------------------------------------------------------------------------

Net realized and unrealized gain on investments                   $ 78,568,888
--------------------------------------------------------------------------------

Net increase in net assets from operations                        $ 76,414,397
--------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Greater China Growth Fund as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

                                            Year Ended         Year Ended
Increase (Decrease) in Net Assets           August 31, 1997    August 31, 1996
--------------------------------------------------------------------------------
From operations --
    Net investment loss                       $  (2,154,491)     $  (1,591,252)
    Net realized gain on investment
        transactions                             16,561,774          3,565,445
    Net change in unrealized appreciation
        (depreciation) of investments            62,007,114         13,290,138
--------------------------------------------------------------------------------
Net increase in net assets resulting from
    operations                                $  76,414,397      $  15,264,331
--------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    In excess of net investment income        $  (1,268,020)     $          --
--------------------------------------------------------------------------------
Total distributions to shareholders           $  (1,268,020)     $          --
--------------------------------------------------------------------------------
Transactions in shares of beneficial
    interest (Note 4) --
    Proceeds from sale of shares              $ 103,762,855      $  96,216,599
    Net asset value of shares issued to
        shareholders in payment of
        distributions declared                    1,092,347                 --
    Cost of shares redeemed                    (167,989,794)      (151,164,005)
--------------------------------------------------------------------------------
Net decrease in net assets from Fund
    share transactions                        $ (63,134,592)     $ (54,947,406)
--------------------------------------------------------------------------------

Net increase (decrease) in net assets         $  12,011,785      $ (39,683,075)
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                          $ 284,574,696      $ 324,257,771
--------------------------------------------------------------------------------
At end of year                                $ 296,586,481      $ 284,574,696
--------------------------------------------------------------------------------

Accumulated distributions in excess of net
investment income included in net assets
--------------------------------------------------------------------------------
At end of year                                $  (4,981,943)     $  (5,128,545)
--------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Greater China Growth Fund as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                       Year Ended August 31,
                                                              --------------------------------------------------------------------
                                                                1997         1996          1995           1994          1993 *
----------------------------------------------------------------------------------------------------------------------------------
Net asset value--Beginning of year                            $ 12.450     $  11.890     $ 13.160       $  10.540      $ 10.000
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                           $ (0.181)    $  (0.087)    $ (0.038)      $  (0.039)     $ (0.015)
Net realized and unrealized gain (loss) on investments           3.921         0.647       (1.157)          2.684         0.555
----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                           $  3.740     $   0.560     $ (1.195)      $   2.645      $  0.540
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                            $ (0.060)    $    --      $ (0.065)      $     --       $    --
In excess of net realized gain on investments                       --          --        (0.010)         (0.025)          --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (0.060)    $     --     $ (0.075)      $  (0.025)     $     --
----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                $ 16.130     $  12.450     $ 11.890       $  13.160      $ 10.540
----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                30.15%         4.71%       (9.06)%         25.08%         5.40%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                         $296,586     $284,575     $324,258       $392,479      $63,672
Ratio of net expenses to average net assets/(2)(3)/               2.66%        2.63%        2.47%          2.38%       2.21%+
Ratio of net expenses to average net assets after
    custodian fee reduction/(2)(3)/                               2.63%         2.57%          --             --            --
Ratio of net investment loss to average net assets               (0.75)%       (0.51)%      (0.02)%         (0.55)%       (1.44)%+
----------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, June 7, 1993, to August 31, 1993.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the ex date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended August 31, 1996 and the periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before August 31, 1995 have not been adjusted to reflect this change.


                       See notes to financial statements

EV Marathon Greater China Growth Fund as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
  ------------------------------------------------------------------------------
EV Marathon Greater China Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in interests in Greater China Growth Portfolio (the Portfolio), a New York
Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (55.6% at August 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.
On June 23, 1997, the Board of Trustees of the Trust adopted a multiple class plan for the Fund which permits the Fund to issue more than one class of shares. Initially, the Fund will offer three classes of shares and, effective as of September 1, 1997, the existing shares of the Fund will be designated as Class B shares. On June 23, 1997, the Board of Trustees also approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the Fund will acquire substantially all of the assets and liabilities of the EV Traditional Greater China Growth Fund and EV Classic Greater China Growth Fund (the Acquired Funds). The transactions will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. As a result of the reorganization, shareholders of the Traditional Fund and the Classic Fund will receive Class A shares and Class C shares of the Fund, respectively. The reorganization will occur after the close of business, August 31, 1997.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

D Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1997, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The expiration date of the capital loss carryover of $9,593,942 is 8/31/04. Additionally, net capital losses of $288,934 attributable to currency included after October 31, 1996 are treated as arising on the first day of the Fund's next taxable year.

E Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G Other -- Investment transactions are accounted for on a trade date basis.

EV Marathon Greater China Growth Fund as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


2   Distributions to Shareholders
    ----------------------------------------------------------------------------
    It is present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3   Management Fee and Other Transactions
    with Affiliates
    ----------------------------------------------------------------------------
    The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 1997 the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $722,858. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee.

    Certain officers and Trustees of the Fund and the Portfolio are directors/trustees of the above organization. In addition, investment adviser and administrative fees are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

4   Shares of Beneficial Interest
    ----------------------------------------------------------------------------
    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                        Year Ended
                                                        August 31,
    -----------------------------------------------------------------------
                                                  1997             1996
    -----------------------------------------------------------------------
    Sales                                      7,421,637         7,688,643
    Issued to shareholders electing to
      receive payments of
      distributions in Fund shares                82,879                --
    Redemptions                              (11,978,067)      (12,102,374)
    -----------------------------------------------------------------------

    Net decrease                              (4,473,551)       (4,413,731)
    -----------------------------------------------------------------------

5   Distribution Plan
    ----------------------------------------------------------------------------
    The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD. The Fund accrued $2,168,574 as payable to EVD for the year ended August 31, 1997, representing 0.75% of average daily net assets. At August 31, 1997, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $6,284,000.

    In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee

EV Marathon Greater China Growth Fund as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



  payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the period ended August 31, 1997 amounted to $658,311.

  Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
  ------------------------------------------------------------------------------
  A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (See Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $1,703,000 of CDSC paid by shareholders, for the year ended August 31, 1997.

7 Investment Transactions
  ------------------------------------------------------------------------------
  Increases and decreases in the Fund's investment in the Portfolio aggregated $103,903,344 and $170,573,241, respectively.

8 Subsequent Event
  ------------------------------------------------------------------------------
  Effective September 1, 1997, the EV Marathon Greater China Growth Fund will change its name to the Eaton Vance Greater China Growth Fund and shares of the Fund will be designated Class B shares. Two additional classes of shares will also be offered.

EV Marathon Greater China Growth Fund as of August 31, 1997

INDEPENDENT AUDITORS' REPORT




To the Trustees and Shareholders
of Eaton Vance Growth Trust:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of EV Marathon Greater China Growth Fund (one of the series constituting Eaton Vance Growth Trust) as of August 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1997 and 1996 and the financial highlights for each of the years in the four year period ended August 31, 1997 and for the period from the start of business, June 7, 1993, to August 31, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the EV Marathon Greater China Growth Fund series of Eaton Vance Growth Trust at August 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 10, 1997

Greater China Growth Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS
(Expressed in United States Dollars)



Common Stocks -- 98.9%

                                       Shares               Value
--------------------------------------------------------------------------------
China -- 0.2%

Electrical Equipment -- 0.1%
--------------------------------------------------------------------------------
Beijing Orient Elect.                    480,000            $     308,538

The company is mainly engaged
in the manufacture of electronics
and lighting products.
--------------------------------------------------------------------------------
                                                            $     308,538
--------------------------------------------------------------------------------

Industrial / Manufacturing -- 0.1%
--------------------------------------------------------------------------------
Shanghai Yaohua Pilkington             2,091,113            $     706,796

Glass manufacturer.
--------------------------------------------------------------------------------
                                                            $     706,796
--------------------------------------------------------------------------------

Lodging and Gaming -- 0.0%
--------------------------------------------------------------------------------
Shanghai New Asia Group, Ltd.             25,600            $      11,725

The company is mainly engaged
in hotel, food and tourism.
--------------------------------------------------------------------------------
                                                            $      11,725
--------------------------------------------------------------------------------

Total China
  (identified cost $2,175,957)                              $   1,027,059
--------------------------------------------------------------------------------

Hong Kong -- 79.3%

Banks and Money Services -- 2.2%
--------------------------------------------------------------------------------
Bank of East Asia Hong Kong              500,000            $   1,784,447

Engaged in the banking
related financial services.

Ka Wah Bank                            1,860,000                5,557,793

Engaged in the provision of
general banking and related
financial service, primarily in
Hong Kong and China.

Union Bank of Hong Kong                1,424,000                4,319,329

The bank is engaged in the
provision of commercial banking
services.
--------------------------------------------------------------------------------
                                                            $  11,661,569
--------------------------------------------------------------------------------

Beverages -- 0.0%
--------------------------------------------------------------------------------
Guangdong Brewery Holdings Ltd.          500,000            $     175,863

Engaged in the production,
distribution and sale of
Kingway beer, dominates the
market in Shenzhen.
--------------------------------------------------------------------------------
                                                            $     175,863
--------------------------------------------------------------------------------

Chemicals -- 2.0%
--------------------------------------------------------------------------------
Shanghai Petrochemical                25,580,000            $  10,565,473

A highly integrated petrochemical
complex which processes crude oil
into a broad range of synthetic
fibers, resins and plastics,
intermediate petrochemicals and
petroleum products.
--------------------------------------------------------------------------------
                                                            $  10,565,473
--------------------------------------------------------------------------------

Computer Equipment -- 0.1%
--------------------------------------------------------------------------------
Stone Electronic Technology, Ltd.      1,000,000            $     290,416

Engaged in manufacture,
distribution and sale of
computers and related products.
--------------------------------------------------------------------------------

                                                            $     290,416
--------------------------------------------------------------------------------

Diversified Trading -- 28.6%
--------------------------------------------------------------------------------
Beijing Enterprises                      500,000            $   3,775,411

Diversified conglomerates
engaged in infrastructure, sale
of consumer products, tourism
services and industrial
manufacturing.

China Everbright Pacific Ltd.          8,311,000               23,439,219

Diversified company with
interests in retailing,
property, investment and
development, hotels and
restaurant operations.

China Resources Enterprises            6,394,000               26,822,201

Property investment and
development.

China Travel International Ltd.       10,400,000                7,718,619

Provides freight forwarding and
transportation services between
China and Hong Kong,  express
air freight services in China.
Also operates three scenic
parks in Shenzhen, China.

Cosco Pacific Ltd.                     4,640,000                9,013,488

Transportation, container
manufacturer (through JV),
owning and leasing.

Gold Lion Holdings Ltd.                2,958,000                1,641,743

Markets and distributes men's
apparel and accessories, ladies
handbags and shoes, cosmetic
products and tobacco products.

Guang Nan Holdings Ltd.                6,450,000                8,658,277

Trader of foodstuffs and
non-foodstuffs, processing and
distribution of foodstuffs.

Guangdong Investment Ltd.              4,000,000                4,827,364

Securities investment, travel
and transportation services.

Guangdong Investment Warrants            400,000                  232,333

Securities investment, travel
and transportation services.

                       See notes to financial statements

Greater China Growth Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D
(Expressed in United States Dollars)

                                      Shares                Value
--------------------------------------------------------------------------------
Diversified Trading (continued)
--------------------------------------------------------------------------------
Hutchison Whampoa                      3,800,000            $  31,636,012

Diversified company with
interests in property
development, ports, retailing,
manufacturing, telecommunications,
media, energy, finance
and investment.

Li & Fung Ltd.                         2,312,000                2,357,509

Export trading of consumer
products.

Moulin International Holdings         17,745,000                4,305,983

Industrial, optical products.

NG Fung Hong Ltd.                      7,940,000               10,709,648

Trader of foodstuffs and
non-foodstuffs.

Pacific Concord Holdings               8,416,000                5,105,544

Engaged in the sale of watches
and related products, cosmetic
products, telecommunications
components, property
development and operation of
department stores.

Shougang Concord
International Enterprises Co.         14,000,000                4,246,531

Trader of building and
construction materials.
Manufactures and installs
kitchen equipment. Sells
steel, electrical and
electronic products.

Wharf Holdings Ltd.                    2,581,200                9,345,293

Diversified company with
interests in property
development and investments,
terminals and warehousing,
public transportation
and communications.
--------------------------------------------------------------------------------
                                                            $ 153,835,175
--------------------------------------------------------------------------------

Electric Utilities -- 1.3%
--------------------------------------------------------------------------------
Beijing Datang Power                   4,500,000            $   2,424,976

Engaged in the operation of coal
fired electric power plants in the
Northern China.

China Light & Power Co.                  930,000                4,309,390

Generates and supplies
electricity to the New
Territories and also has
investment in China and other
Asian countries.
--------------------------------------------------------------------------------
                                                            $   6,734,366
--------------------------------------------------------------------------------

Electrical Equipment -- 0.6%
--------------------------------------------------------------------------------
China Aerospace International
Holding                                4,930,200            $   3,404,527

The company is an electronics
manufacturer.
--------------------------------------------------------------------------------
                                                            $   3,404,527
--------------------------------------------------------------------------------

Financial -- 9.8%
--------------------------------------------------------------------------------
Hang Seng Bank                           940,000            $  11,344,305

Provides a full range of banking
and related financial services
and compilation of Hang Seng Index
of 33 selected stocks listed on the
HK Stock Exchange.

HSBC Holdings PLC                      1,300,000               39,599,870

Provides a comprehensive range
of banking and related
financial services through an
international network of more
than 3,000 offices in 71
countries in Europe, the Asia
Pacific region, the Middle East
and the Americas.

National Mutual Ltd.                   2,018,000                1,640,968

Banking, finance and insurance.
--------------------------------------------------------------------------------
                                                            $  52,585,143
--------------------------------------------------------------------------------

Household Products -- 0.3%
--------------------------------------------------------------------------------
CCT Telecom Holdings, Ltd.             5,000,000            $   1,823,169

Engaged in the telecommunications
related business.
--------------------------------------------------------------------------------
                                                            $   1,823,169
--------------------------------------------------------------------------------

Industrial / Manufacturing -- 5.1%
--------------------------------------------------------------------------------
Chen Hsong Holdings                    4,586,000            $   2,634,101

Manufactures and sells plastic
injection moulding machines and
related products.

CIM Company Ltd.(1)                    1,800,000                1,510,165

Diversified company with
interests in property and
investment, public
transportation, trading and
hotel operations.

Shanghai Industrial Holdings Ltd.      2,707,000               17,819,555

Manufacturer of cigarettes,
pharmaceuticals and carparts.

Siu Fung Ceramics Holdings             9,850,000                  724,685
Ltd.(1)

Manufacturer of a line of
ceramics, machinery and equipment.

Varitronix International Ltd.          1,560,000                2,154,501

Designs, manufactures and sells
liquid crystal displays and
related products.

VTECH Holdings Ltd.                      151,000                  284,556

Designs, manufactures and
distributes electronic toys and
games, personal computers,
satellite receivers, modems,
telephones and other electronic
products.

Zhenhai Refining & Chemical Co.        3,858,000                2,228,403

Producer of petroleum and
petrochemical products
--------------------------------------------------------------------------------
                                                            $  27,355,966
--------------------------------------------------------------------------------



                       See notes to financial statements

Greater China Growth Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

(Expressed in United States Dollars)


                                                Shares            Value
--------------------------------------------------------------------------------
Machinery -- 0.1%
--------------------------------------------------------------------------------
First Tractor Co./(a)/                             952,000        $    724,982
Principally engaged in the manufacture of
agricultural tractors.
--------------------------------------------------------------------------------
                                                                  $    724,982
--------------------------------------------------------------------------------

Metals - Industrial -- 2.0%
--------------------------------------------------------------------------------
Angang New Steel Co., Ltd.                      19,264,000        $  6,464,847
Producer of steel products comprising cold
rolled sheets, wire rods and thick plates,
in the PRC.

Maanshan Iron & Steel Co.                       14,000,000           4,427,235
Engaged in the coking, iron smelting, steel
smelting and steel rolling.
--------------------------------------------------------------------------------
                                                                  $ 10,892,082
--------------------------------------------------------------------------------

Properties -- 18.6%
--------------------------------------------------------------------------------
Cheung Kong Holdings, Ltd.                       3,000,000        $ 31,752,177
Property development and construction.

Cheung Kong Infrastructure                       2,525,000           7,398,193
Property development and construction.

China Overseas Land & Investment                11,744,000           8,640,310
Property development and investment, civil
engineering, foundation works, project
management and general trading.

China Resources Beijing Land                     2,900,000           1,871,571
Property development.

Hong Kong Land Holdings Ltd.                     3,095,000           8,944,550
Commercial property investment, development,
leasing and management.

New World Development                            3,400,000          21,196,515
Property investment and development.

Sino Land Company                                3,500,000           3,320,426
Property development.

Sun Hung Kai Properties Ltd.                       871,000           9,893,256
Property development and investment,
hotel ownership.

Top Glory International Holdings                15,350,000           7,231,688
Principally engaged in property investment
and development.
--------------------------------------------------------------------------------
                                                                  $100,248,686
--------------------------------------------------------------------------------

Telecommunications -- 1.1%
--------------------------------------------------------------------------------
Hong Kong Telecom                                2,684,000        $  5,646,880
Engaged in the provisional telecommunication
services, the sale and rental of
telecommunications equipment.
--------------------------------------------------------------------------------
                                                                  $  5,646,880
--------------------------------------------------------------------------------

Transportation -- 7.2%
--------------------------------------------------------------------------------
China Eastern Airlines/(a)/                     15,000,000        $  5,324,298
Operates airlines in China.

China Merchants Holdings                        10,636,000          33,634,333
Flagship of China Merchants Group and
engaged in the Industrial and Infrastructure
business.
--------------------------------------------------------------------------------
                                                                  $ 38,958,631
--------------------------------------------------------------------------------

Utilities -- 0.3%
--------------------------------------------------------------------------------
Harbin Power Co.                                 4,600,000        $  1,528,880
The largest manufacturer of power equipment
in China, which specializes in major
components for thermal power generating
stations such as boilers and steam turbines.
--------------------------------------------------------------------------------
                                                                  $  1,528,880
--------------------------------------------------------------------------------

Total Hong Kong
    (identified cost $244,323,116)                                $426,431,808
--------------------------------------------------------------------------------

Malaysia -- 2.4%

Consumer Products -- 0.0%
--------------------------------------------------------------------------------
Hong Leong Industry Warrants/(a)/                   65,500        $     35,181
Manufacturer and distributor of building
materials, motorcycles and manufacturer of
packaging products, integrated circuits and
semiconductors.
--------------------------------------------------------------------------------
                                                                  $     35,181
--------------------------------------------------------------------------------

Diversified Trading -- 1.3%
--------------------------------------------------------------------------------
Advance Synergy Bhd                              1,600,000        $    875,813
Diversified company with interests in
property development, the quarrying and
marketing of marble and the operation of
sawmills and trading of sawn wood.

Kumpulan Guthrie Bhd                             1,415,000           1,491,002
Plantation and property development.

Magnum Corp. Bhd                                 1,200,000           1,112,556
Operates the forecast betting game,
investment holding company (property
development).

Sime Darby Bhd                                   1,568,000           3,701,403
Diversified company with interests in
plantation operation, chemical
manufacturing, heavy equipment and auto
distribution.
--------------------------------------------------------------------------------
                                                                  $  7,180,774
--------------------------------------------------------------------------------

                       See notes to financial statements

Greater China Growth Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

(Expressed in United States Dollars)

                                                Shares           Value
--------------------------------------------------------------------------------
Entertainment and Leisure -- 0.4%
--------------------------------------------------------------------------------
Berjaya Sports Toto Bhd                            815,000       $   2,230,585
Runs Toto betting operations, provides computer
support services for betting operations.
--------------------------------------------------------------------------------
                                                                 $   2,230,585
--------------------------------------------------------------------------------

Environmental Services -- 0.2%
--------------------------------------------------------------------------------
Puncak Niaga Holdings Bhd                          805,000       $     817,944
Water treatment services in Selangor state,
Maylasia.
--------------------------------------------------------------------------------
                                                                 $     817,944
--------------------------------------------------------------------------------

Properties -- 0.5%
--------------------------------------------------------------------------------
S P Setia Bhd                                    1,500,000       $   2,565,857
Prime developer with projects located in fast
growing areas such as Selangor, Johor and
Kuala Lumpur.
--------------------------------------------------------------------------------
                                                                 $   2,565,857
--------------------------------------------------------------------------------

Total Malaysia
    (identified cost $21,116,564)                                $  12,830,341
--------------------------------------------------------------------------------

Republic of Korea -- 2.0%

Construction -- 0.4%
--------------------------------------------------------------------------------
Tae Young Corp.                                     49,410       $   1,998,299
Korean construction firm with controlling stake
in a private broadcasting company Seoul.
--------------------------------------------------------------------------------
                                                                 $   1,998,299
--------------------------------------------------------------------------------

Electric Utilities -- 0.7%
--------------------------------------------------------------------------------
Korea Electric Power Corp.                         155,000       $   4,053,186
State run electric power supplier.
--------------------------------------------------------------------------------
                                                                 $   4,053,186
--------------------------------------------------------------------------------

Electronics - Instruments -- 0.6%
--------------------------------------------------------------------------------
Samsung Electronics                                 27,352       $   3,075,540
Manufacturer of home appliances,
telecommunications products, computers and
semiconductors.
--------------------------------------------------------------------------------
                                                                 $   3,075,540
--------------------------------------------------------------------------------

Electronics - Semiconductors -- 0.2%
--------------------------------------------------------------------------------
LG Semicon                                          22,000       $     977,507
One of the three Korean memory chip producers.
--------------------------------------------------------------------------------
                                                                 $     977,507
--------------------------------------------------------------------------------

Insurance -- 0.1%
--------------------------------------------------------------------------------
Samsung Fire & Marine Insurance                      2,120       $     555,546
Fire and marine, auto and individual pension
insurance.
--------------------------------------------------------------------------------
                                                                 $     555,546
--------------------------------------------------------------------------------

Total Republic of Korea
    (identified cost $11,053,783)                                $  10,660,078
--------------------------------------------------------------------------------

Singapore -- 3.5%

Consumer - Retail -- 0.2%
--------------------------------------------------------------------------------
Cerebos Pacific Ltd.                               386,000       $   1,039,868
Manufacturer and distributor of food products.
--------------------------------------------------------------------------------
                                                                 $   1,039,868
--------------------------------------------------------------------------------

Financial -- 0.7%
--------------------------------------------------------------------------------
Overseas Union Bank (Foreign)                      869,000       $   3,930,439
Commercial banking.
--------------------------------------------------------------------------------
                                                                 $   3,930,439
--------------------------------------------------------------------------------

Industrial / Manufacturing -- 1.6%
--------------------------------------------------------------------------------
Clipsal Industries Holdings Ltd.                 2,400,000       $   7,920,000
Develops, manufactures, and markets electric
installation products.
Clipsal Industries Holdings Ltd. Warrants/(a)/     234,000             407,160
Develops, manufactures, and markets electric
installation products.
--------------------------------------------------------------------------------
                                                                  $  8,327,160
--------------------------------------------------------------------------------

Transportation -- 1.0%
--------------------------------------------------------------------------------
Keppel Land Limited                              1,969,000        $  5,122,390
Keppel Land Limited Warrants/(a)/                  508,000             402,509
Shipping company.
--------------------------------------------------------------------------------
                                                                  $  5,524,899
--------------------------------------------------------------------------------

Total Singapore
    (identified cost $18,405,321)                                 $ 18,822,366
--------------------------------------------------------------------------------

                       See notes to financial statements

Greater China Growth Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

(Expressed in United States Dollars)

                                       Shares               Value
--------------------------------------------------------------------------------
Taiwan -- 8.0%

Banks and Money Services -- 1.1%
--------------------------------------------------------------------------------
Bank Sinopac                           2,484,531            $   2,145,417

One of the best new banks in
Taiwan listed on the OTC
market.

Bank Sinopac Rights/(a)/                 163,737                   21,664

One of the best new banks in
Taiwan listed on the OTC market.

International Commercial Bank
China                                  1,792,000                3,587,744

International bank in Taiwan
with strong asset quality.
--------------------------------------------------------------------------------
                                                            $   5,754,825
--------------------------------------------------------------------------------

Computer Equipment -- 2.1%
--------------------------------------------------------------------------------
Asustek Computer, Inc.                   450,000            $  10,137,535

Highly profitable motherboard
producer in Taiwan supplying to
Intel.

Compal Electronics                       269,700                1,295,912

Dedicated notebook PC maker in
Taiwan supplying to Dell and
Compaq.
--------------------------------------------------------------------------------
                                                            $  11,433,447
--------------------------------------------------------------------------------

Construction -- 0.4%
--------------------------------------------------------------------------------
BES Engineering Corp.                  1,843,000            $   2,310,167

Second largest contractor in Taiwan
active in public works.
--------------------------------------------------------------------------------
                                                            $   2,310,167
--------------------------------------------------------------------------------

Industrial / Manufacturing -- 2.1%
--------------------------------------------------------------------------------
China Motor Co. Ltd.                          10            $          34

Car manufacturer.

Formosa Chemical Fiber                    55,075                   72,296

Second largest global nylon
fiber manufacturer.

Formosa Plastics                          86,813                  188,921

Principal supplier of
intermediate resins and fiber
to other group members of the
Formosa Plastics Group.
Producer of high density
polyethylene and polyvinyl
chloride.

Grand Pacific Petrochemicals                  15                       13

The company is the second
largest styrene monomer
producer.

Nan Ya Plastic                         4,232,513               11,052,872

Largest global downstream
plastics manufacturer and
Taiwan's largest polyester fiber producer.
--------------------------------------------------------------------------------
                                                            $  11,314,136
--------------------------------------------------------------------------------

Insurance -- 1.1%
--------------------------------------------------------------------------------
Cathay Life Insurance                  1,207,443            $   5,969,946

Underwrites endowment, life, accident
and medical policies through a service
network of 22 branches, 341 operating
units and over 29,000 agents.
--------------------------------------------------------------------------------

                                                            $   5,969,946
--------------------------------------------------------------------------------

Metals - Industrial -- 0.1%
--------------------------------------------------------------------------------
Yieh Phui Enterprise                     276,750            $     284,266

A specialty steel producer in Taiwan.

--------------------------------------------------------------------------------
                                                            $     284,266
--------------------------------------------------------------------------------

Paper and Forest Products -- 0.3%
--------------------------------------------------------------------------------
Cheng Loong                            2,700,000            $   1,767,409

Taiwan's largest corrugated carton producer.

--------------------------------------------------------------------------------
                                                            $   1,767,409
--------------------------------------------------------------------------------

Transportation -- 0.8%
--------------------------------------------------------------------------------
Wan Hai Lines Ltd.                     2,086,137            $   4,031,358

Shipping company.
--------------------------------------------------------------------------------
                                                            $   4,031,358
--------------------------------------------------------------------------------

Total Taiwan
    (identified cost $35,155,162)                           $  42,865,554
--------------------------------------------------------------------------------

Thailand -- 1.1%

Utilities -- 1.1%
--------------------------------------------------------------------------------
Electricity Generating (Foreign)       3,352,770            $   5,886,356
EGCOMP was set up in 1992 for
the purpose of partly privatizing
electricity in Thailand.
--------------------------------------------------------------------------------

                                                            $  5,886,356
--------------------------------------------------------------------------------

Total Thailand
    (identified cost $7,024,820)                            $  5,886,356
--------------------------------------------------------------------------------



                       See notes to financial statements

Greater China Growth Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

(Expressed in United States Dollars)

                                        Shares              Value
--------------------------------------------------------------------------------
The Philippines -- 0.0%

Industrial/Manufacturing -- 0.0%
--------------------------------------------------------------------------------
Bacnotan Consolidated Industries             272            $         409
Owner of companies that produce
building materials, primarily cement.
Fortune Cement Corp.                     665,000                   76,062
Manufactures and distributes
cement.
--------------------------------------------------------------------------------
                                                            $      76,471
--------------------------------------------------------------------------------

Total The Philippines
    (identified cost $267,123)                              $      76,471
--------------------------------------------------------------------------------

United States -- 2.4%

Conglomerates -- 1.6%
--------------------------------------------------------------------------------
Citic Pacific Ltd.                     1,600,000            $   8,529,203
Diversified company engaged in
infrastructure, trading, and
distribution, property and industrial
manufacturing.
--------------------------------------------------------------------------------
                                                            $   8,529,203
--------------------------------------------------------------------------------

Electric Utilities -- 0.8%
--------------------------------------------------------------------------------
AES Corp.                                121,800            $   4,506,600
Electric generating facility.
--------------------------------------------------------------------------------
                                                            $   4,506,600
--------------------------------------------------------------------------------

Total United States
    (identified cost $12,244,040)                           $  13,035,803
--------------------------------------------------------------------------------
Total Stocks and Warrants
    (identified cost $351,765,886)                          $ 531,635,836
--------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.1%
                                                            $   6,146,042
--------------------------------------------------------------------------------

Net Assets -- 100%                                          $ 537,781,878
--------------------------------------------------------------------------------

    Investment descriptions are unaudited.
(1) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
(a) Non-income producing security.

                       See notes to financial statements

Greater China Growth Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

(Expressed in United States Dollars)


Top Ten Holdings                                                            Top Ten Industry Sectors

                                                      Percentage                                          Percentage
                              Industry                of Net                                              of Net
Company                       Sector                  Assets     Value          Industry Sector           Assets       Value
----------------------------------------------------------------------------   ----------------------------------------------------
HSBC Holdings PLC             Financial                 7.36%    $39,599,870   Diversified Trading         29.94%     $ 161,015,949
China Merchants Holdings      Transportation            6.25      33,634,333   Properties                  19.12        102,814,543
Cheung Kong Holdings, Ltd.    Properties                5.90      31,752,177   Financial                   10.51         56,515,582
Hutchison Whampoa             Diversified Trading       5.88      31,636,012   Transportation               9.02         48,514,888
China Resources Enterprises   Diversified Trading       4.99      26,822,201   Industrial / Manufacturing   8.89         47,780,529
China Everbright Pacific Ltd. Diversified Trading       4.36      23,439,219   Banks and Money Services     3.24         17,416,394
New World Development         Properties                3.94      21,196,515   Electric Utilities           2.84         15,294,152
Shanghai Industrial
Holdings Ltd.                 Industrial/Manufacturing  3.31      17,819,555   Computer Equipment           2.18         11,723,863
Hang Seng Bank                Financial                 2.11      11,344,305   Metals - Industrial          2.08         11,176,348
Nan Ya Plastic                Industrial/Manufacturing  2.06      11,052,872   Chemicals                    1.96         10,565,473

                       See notes to financial statements

Greater China Growth Portfolio as of August 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of August 31, 1997
(Expressed in United States Dollars)
Assets
--------------------------------------------------------------------------------
Investments, at value (Note 1A)
    (identified cost, $351,765,886)                               $531,635,836
Cash                                                                 4,780,012
Foreign currency, at value
    (identified cost, $1,182,161)                                    1,165,975
Dividends and interest receivable                                      843,814
Deferred organization expenses (Note 1C)                                 5,877
--------------------------------------------------------------------------------
Total assets                                                      $538,431,514
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Foreign capital gains tax payable                                 $    520,365
Accrued expenses                                                       129,271
--------------------------------------------------------------------------------
Total liabilities                                                 $    649,636
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio         $537,781,878
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals           $357,931,473
Net unrealized appreciation of investments and foreign
    currency (computed on the basis of identified cost)            179,850,405
--------------------------------------------------------------------------------
Total                                                             $537,781,878
--------------------------------------------------------------------------------

Statement of Operations


For the Year Ended
August 31, 1997
(Expressed in United States Dollars)
Investment Income (Note 1I)
--------------------------------------------------------------------------------
Dividends (net of foreign taxes, $583,182)                        $  9,710,430
Interest                                                                47,423
--------------------------------------------------------------------------------
Total income                                                      $  9,757,853
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                   $  3,890,037
Administration fee (Note 2)                                          1,295,045
Compensation of Trustees not members of the
    Administrator's organization (Note 2)                               14,682
Custodian fee (Note 1D)                                                815,088
Legal and accounting services                                          100,196
Amortization of organization expenses (Note 1C)                         28,638
Miscellaneous                                                           56,657
--------------------------------------------------------------------------------
Total expenses                                                    $  6,200,343
--------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1D)                          $    173,015
--------------------------------------------------------------------------------
Total expense reductions                                          $    173,015
--------------------------------------------------------------------------------

Net expenses                                                      $  6,027,328
--------------------------------------------------------------------------------

Net investment income                                             $  3,730,525
--------------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (net of foreign capital
        gains taxes $442,815)                                     $ 34,537,994
    Foreign currency and forward foreign currency
        exchange contract transactions                                (604,741)
--------------------------------------------------------------------------------
Net realized gain on investment transactions                      $ 33,933,253
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                           $106,262,008
    Foreign currency and forward foreign currency
        exchange contract transactions                                  (1,619)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)              $106,260,389
--------------------------------------------------------------------------------

Net realized and unrealized gain on investments                   $140,193,642
--------------------------------------------------------------------------------

Net increase in net assets resulting from operations              $143,924,167
-------------------------------------------------------------------------------

                       See notes to financial statements

Greater China Growth Portfolio as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets (Expressed in United States Dollars)


Increase (Decrease)                 Year Ended            Year Ended
in Net Assets                       August 31, 1997       August 31, 1996
--------------------------------------------------------------------------------
From operations --
    Net investment income           $   3,730,525          $   5,301,525
    Net realized gain on
        investment
        transactions                   33,933,253             13,787,497
    Net change in unrealized
        appreciation
        (depreciation)                106,260,389             16,641,291
--------------------------------------------------------------------------------
Net increase in net assets
    resulting from operations       $ 143,924,167          $  35,730,313
--------------------------------------------------------------------------------
Capital transactions --
    Contributions                   $ 259,385,555          $ 135,099,898
    Withdrawals                      (375,825,403)          (250,949,710)
--------------------------------------------------------------------------------
Net decrease in net assets
    from capital transactions       $(116,439,848)         $(115,849,812)
--------------------------------------------------------------------------------

Net increase (decrease) in
    net assets                      $  27,484,319          $ (80,119,499)
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                $ 510,297,559          $ 590,417,058
--------------------------------------------------------------------------------
At end of year                      $ 537,781,878          $ 510,297,559
--------------------------------------------------------------------------------

                       See notes to financial statements

Greater China Growth Portfolio as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data (Expressed in United States Dollars)



                                                                          Year Ended August 31,
                                           -------------------------------------------------------------------------------
                                                 1997           1996             1995           1994           1993*
--------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
--------------------------------------------------------------------------------------------------------------------------
Expenses /(1)/                                     1.19%           1.19%           1.10%          1.15%           1.38%+
Expenses after custodian fee reduction             1.16%           1.12%             --             --              --
Net investment income                              0.72%           0.94%           1.35%          0.73%           0.38%+
Portfolio Turnover                                   48%             42%             32%            36%             18%
--------------------------------------------------------------------------------------------------------------------------
Average Commission Rate Paid /(2)/             $ 0.0412        $ 0.0070        $     --       $     --       $      --
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)         $537,782        $510,298        $590,417       $732,613       $ 208,043
--------------------------------------------------------------------------------------------------------------------------

+   Annualized.
* For the period from the start of business, October 28, 1992, to August 31, 1993.
/(1)/ The expense ratios for the year ended August 31, 1996 and the periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before August 31, 1995 have not been adjusted to reflect this change.
/(2)/ Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions were charged.


                       See notes to financial statements

Greater China Growth Portfolio as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS

(Expressed in United States Dollars)


1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Greater China Growth Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company which was organized as a trust under the laws of the State of New York on September 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Federal Taxes -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.



  C Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

  D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operating expense in the Statement of Operations.

  E Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

  F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  G Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on

Greater China Growth Portfolio as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D

(Expressed in United States Dollars)



  investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

  H Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

  I Other -- Investment transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.


2 Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
  The investment adviser fee is earned by Lloyd George Management (Bermuda) Limited (the Adviser), an affiliate of Eaton Vance, as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1997 the adviser fee was equivalent to 0.75% of average net assets. In addition, an administrative fee is earned by Eaton Vance Management (EVM) for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1997, the administrative fee was 0.25% of average net assets. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain of the officers and Trustees of the Portfolio are officers or directors/trustees of the above organizations.


3 Investment Transactions
  ------------------------------------------------------------------------------
  Purchases and sales of investments, other than short-term obligations, aggregated $248,774,611 and $357,681,961, respectively.


4 Federal Income Tax Basis of Investments
  ------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in value of the investments owned at August 31, 1997, as computed on a federal income tax basis, were as follows:


  Aggregate cost                                  $351,765,886
  ------------------------------------------------------------
  Gross unrealized appreciation                   $204,021,361
  Gross unrealized depreciation                    (24,151,411)
  ------------------------------------------------------------
  Net unrealized appreciation                     $179,869,950
  ------------------------------------------------------------

5 Risks Associated with Foreign Investments
  ------------------------------------------------------------------------------
  Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and

Greater China Growth Portfolio as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D

(Expressed in United States Dollars)



  sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

6 Financial Instruments
  ------------------------------------------------------------------------------
  The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no obligations under these financial instruments at August 31, 1997.

7 Line of Credit
  ------------------------------------------------------------------------------
  The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a committed $120 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the banks' adjusted certificate of deposit rate, eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year.

Greater China Growth Portfolio as of August 31, 1997

INDEPENDENT AUDITORS' REPORT



 To the Trustees and Investors
 of Greater China Growth Portfolio
 -------------------------------------------------------------------------------
 We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Greater China Growth Portfolio as of August 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1997 and 1996 and the supplementary data for each of the years in the four year period ended August 31, 1997, and for the period from the start of business, October 28, 1992 to August 31, 1993. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Greater China Growth Portfolio at August 31, 1997, the results of its operations, the changes in its net assets and supplementary data for the respective stated periods, in conformity with generally accepted accounting principles.

                                  DELOITTE & TOUCHE LLP
                                  Boston, Massachusetts
                                  October 10, 1997

EV Marathon Greater China Growth Fund as of August 31, 1997

INVESTMENT MANAGEMENT


EV Marathon Greater China Growth Fund

                    Officers                                 Independent Trustees
                    James B. Hawkes                          Donald R. Dwight
                    President and Trustee                    President, Dwight Partners, Inc.
                                                             Chairman, Newspapers of New England, Inc.
                    M. Dozier Gardner
                    Vice President                           Samuel L. Hayes, III
                                                             Jacob H. Schiff Professor of Investment
                    William D. Burt                          Banking, Harvard University Graduate School
                    Vice President                           of Business Administration

                    Barclay Tittmann                         Norton H. Reamer
                    Vice President                           President and Director, United Asset
                                                             Management Corporation
                    James L. O'Connor
                    Treasurer                                John L. Thorndike
                                                             Formerly Director, Fiduciary Company Incorporated
                    Alan R. Dynner
                    Secretary                                Jack L. Treynor
                                                             Investment Adviser and Consultant

Greater China Growth Portfolio

                    Officers                                 Independent Trustees
                    Hon. Robert Lloyd George                 Hon. Edward K.Y. Chen
                    President, Trustee and                   Professor and Director, Center for Asian Studies,
                    Co-Portfolio Manager                     University of Hong Kong

                   James B. Hawkes                           Donald R. Dwight
                   Vice President and Trustee                President, Dwight Partners, Inc.
                                                             Chairman, Newspapers of New England, Inc.
                   Scobie Dickinson Ward
                   Vice President, Assistant                 Samuel L. Hayes, III
                   Secretary, Assistant Treasurer,           Jacob H. Schiff Professor of Investment Banking,
                   and Co-Portfolio Manager                  Harvard University Graduate School of
                                                             Business Administration
                   William Walter Raleigh Kerr
                   Vice President and                        Norton H. Reamer
                   Assistant Treasurer                       President and Director, United Asset
                                                             Management Corporation
                   James L. O'Connor
                   Vice President and Treasurer

                   Alan R. Dynner
                   Vice President and Secretary

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

Sponsor and Manager of
EV Marathon Greater China Growth Fund &
Administrator of Greater China Growth Portfolio
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Adviser of
Greater China Growth Portfolio
Lloyd George Investment Management (Bermuda) Limited
3808 One Exchange Square
Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

Transfer Agent
First Data Investor Services Group
Attn: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123
(800) 262-1122

EV Marathon Greater China Growth Fund
24 Federal Street
Boston, MA 02110


--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                   M-CGSRC-10/97